
                                                                  EXHIBIT 10.38
                                   PROMISSORY NOTE

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
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
PRINCIPAL      LOAN DATE    MATURITY     LOAN NO   CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
$443,000.00    01-09-1997   01-09-1998   33945     510       24         104121   405GG
---------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
---------------------------------------------------------------------------------------------------

BORROWER:   BOYDS WHEELS, INC.             LENDER:      ELDORADO BANK
            8380 CERRITOS AVE.                          TUSTIN OFFICE
            STANTON, CA 90680                           17752 E. 17TH STREET
                                                        TUSTIN, CA  92680

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
PRINCIPAL AMOUNT: $443,000.00     INTEREST RATE: 6.980%         DATE OF NOTE: JANUARY 9,1997

PROMISE TO PAY BOYD'S WHEELS, INC. ("BORROWER") PROMISES TO PAY TO ELDORADO BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FOUR HUNDRED FORTY THREE THOUSANDS & 00/100 DOLLARS ($443,000.00), TOGETHER WITH INTEREST AT THE RATE OF 6.980% PER ANNUM ON THE UNPAID PRINCIPAL BALANCE FROM JANUARY 9, 1997, UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN ONE PRINCIPAL PAYMENT OF $443,000.00 PLUS INTEREST ON JANUARY 9, 1998. THIS PAYMENT DUE JANUARY 9, 1998, WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING FEBRUARY 9, 1997, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $100.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due.

LATE CHARGE. IF A PAYMENT IS 10 DAYS OR MORE LATE, BORROWER WILL BE CHARGED 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $10.00 WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or Insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security Interest. This includes a garnishment of any of Borrower's account with Lender. (f) Any guarantor dies or any of the of the events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note 5.000 percentage points. Lender may hire or pay someone else to help collect this
Note if Borrower does not pay. Borrower also will pay Lender that amount . This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction),appeals, and any anticipate post-judgment collection services. Borrower also will pay any court costs. In addition to all other sums provide by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF ORANGE COUNTY, THE STATE OF CALIFORNIA. THIS NOTE SHALL BE GOVERNED BY AN CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor.
  Upon any change in the terms of this Note, and unless otherwise expressly stated in writing no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

                        DISBURSEMENT REQUEST AND AUTHORIZATION

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
PRINCIPAL      LOAN DATE    MATURITY     LOAN NO   CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
$443,000.00    01-09-1997   01-09-1998   33945     510       24         104121   405GG
---------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
---------------------------------------------------------------------------------------------------

BORROWER:   BOYDS WHEELS, INC.             LENDER:      ELDORADO BANK
            8380 CERRITOS AVE.                          TUSTIN OFFICE
            STANTON, CA 90680                           17752 E. 17TH STREET
                                                        TUSTIN, CA  92680

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  LOAN TYPE.  This is a Fixed Rate (6.980%), Single Pay Loan to a Corporation
              for $443,000.00 due on January 9, 1998.

  PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for (please initial):

    [ ]  _____ Personal, Family, or Household Purposes or Personal Investment.
    [ ]  _____ Business (including Real Estate Investment).

  SPECIFIC PURPOSE.  The specific purpose of this loan is: TO ASSIST IN
                     FINANCING THE ACQUISITION OF REAL ESTATE.

  DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $443,000.00 as follows:


    AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF:                            $443,000.00
    $443,000.00 Wire to: First American Title Insurance Company           _____________

    Note Principal:                                                        $443,000.00


    FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 9, 1997.



    BORROWER:

    BOYD'S WHEELS, INC.

    BY:_____________________________________
       BOYD CODDINGTON, CEO

                            ASSIGNMENT OF DEPOSIT ACCOUNT


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
PRINCIPAL      LOAN DATE    MATURITY     LOAN NO   CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
$443,000.00    01-09-1997   01-09-1998   33945     510       24         104121   405GG
---------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
---------------------------------------------------------------------------------------------------

BORROWER:   BOYDS WHEELS, INC.             LENDER:      ELDORADO BANK
            8380 CERRITOS AVE.                          TUSTIN OFFICE
            STANTON, CA 90680                           17752 E. 17TH STREET
                                                        TUSTIN, CA  92680

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THIS ASSIGNMENT OF DEPOSIT ACCOUNT IS ENTERED INTO BETWEEN BOYD'S WHEELS,
INC. (REFERRED TO BELOW AS "GRANTOR"); AND ELDORADO BANK (REFERRED TO BELOW AS "LENDER").

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral. In addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    ACCOUNT. The word "Account" means the deposit account described below in the definition for "Collateral."

    AGREEMENT. The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to the Assignment of Deposit Account from time to time.

    COLLATERAL. The word "Collateral" means the following described deposit account:

    ELDORADO BANK T.C.D. #341-720094 IN THE NAME OF BOYD'S WHEELS, INC. AT A
    RATE OF 5.35% WITH MATURITY DATE OF    JANUARY 9, 1998 AND ANY
    SUBSEQUENT RENEWALS THEREAFTER ISSUED BY LENDER IN AN AMOUNT NOT LESS THAN $443,000.00

    together with (a) all interest, whether now accrued or hereafter accruing; (b) all additional deposits hereafter made to the Account; (c) any and all proceeds from the Account; and (d) all renewals, replacements and substitutions for any of the foregoing.

    In addition, the word "Collateral" includes all property of Grantor (however owned if owned by more than one person). In the possession of
Lender                                        (or in the possession of a
third party subject to the control of Lender), whether existing now or later
and whether tangible or intangible in character,      including without
limitation each and all of the following:

    (a)  ALL PROPERTY TO WHICH LENDER ACQUIRES TITLE OR DOCUMENTS OF TITLE.
    (b)  ALL PROPERTY ASSIGNED TO LENDER.
    (c) ALL PROMISSORY NOTES, BILLS OF EXCHANGE, STOCK CERTIFICATES, BONDS, SAVINGS PASSBOOKS, TIME CERTIFICATES OF DEPOSIT, INSURANCE POLICIES AND ALL OTHER INSTRUMENTS AND EVIDENCES OF AN OBLIGATION.
    (D) ALL RECORDS RELATING TO ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION, WHETHER IN THE FORM OF WRITING, MICROFILM, MICROFICHE, OR ELECTRONIC MEDIA.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of Events of Default set forth below in the section titled "Even of Default."

     GRANTOR. The word "Grantor" means BOYD'S WHEELS, Inc., its successors and assigns

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     INDEBTEDNESS. The word "indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other Indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

     LENDER.  The word "Lender" means ELDORADO BANK, its successors and assigns.

     NOTE. The word "Note" means the note or credit agreement dated January 9, 1997, in the principal amount of $443,000.00 from BOYD'S WHEELS, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and warrants to Lender that:

                            ASSIGNMENT OF DEPOSIT ACCOUNT
                                     (CONTINUED)

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    OWNERSHIP.  Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.


    RIGHT TO GRANT SECURITY INTEREST. Grantor has the full right, power, and authority to enter into this Agreement and to assign to the Collateral to Lender.

    NO FURTHER TRANSFER. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

    NO DEFAULTS. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

    PROCEEDS. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any indebtedness owning to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under the Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (I) the term of any applicable insurance policy or
(II) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER.   Lender shall use ordinary reasonable
care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (a) for the collection or protection of any income on the Collateral, (b) for the preservation of rights against issuers of the Collateral or against third persons; (c) for ascertaining any maturities, conversions, exchanges, offers, lenders, or similar matters relating to the Collateral; nor (d) for incoming the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

    DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

    SEVERABILITY. If a court of competent jurisdiction finds any provision of the Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

    WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 9, 1997

GRANTOR:
BOYD'S WHEELS, INC.

BY:___________________________________________________
    BOYD CODDINGTON, CEO